Summary prospectus supplement	June 1, 2012

Putnam Global Sector Fund Summary Prospectus dated February 29, 2012

The section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now Aaron Cooper, Sheba Alexander, Jacquelyne Cavanaugh, Kelsey Chen, Steven Curbow, Christopher Eitzmann, Brian Hertzog, Greg Kelly, Vivek Gandhi, David Morgan, Ferat Ongoren, Nathaniel Salter and Walter Scully.

Ms. Alexander joined the fund in May 2012 and is an Analyst.

Mr. Eitzmann joined the fund in April 2012 and is an Analyst.

Mr. Hertzog joined the fund in May 2012 and is an Analyst.

Mr. Kelly joined the fund in May 2012 and is an Analyst.

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